UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 30, 2025, Hubbell Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s public offering of $400,000,000 aggregate principal amount of its 4.800% Senior Notes due 2035 (the “Notes”). The Company expects to use the net proceeds from the offering of the Notes, together with cash on hand, to redeem in full all of the Company’s outstanding 3.350% Senior Notes due 2026 in an aggregate principal amount of $400,000,000, which have a stated maturity date of March 1, 2026, and to pay any premium and accrued interest in respect thereof.

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-289041), filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2025. The Company expects the offering of the Notes to close on November 14, 2025, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on October 30, 2025, the Company issued a press release announcing the pricing of the Notes, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 30, 2025, by and between Hubbell Incorporated and BofA Securities, Inc., HSBC Securities (USA) Inc., and J.P. Morgan Securities LLC, as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on October 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements about the Company’s financing plans, including the offering of the Notes, timing of the closing and the other details thereof, the proposed use of proceeds therefrom and other expected effects of the offering of the Notes and anticipated use of our shelf registration statement, which are subject to risks and uncertainties, such as our continued eligibility to use the shelf registration statement, demand for our securities, market and general economic conditions and other risks and uncertainties. These also include statements about expected capital resources, liquidity, financial performance, pension funding, results of operations, plans, strategies, opportunities, developments and productivity initiatives, competitive positioning, and trends in particular markets or industries and are based on the Company’s reasonable current expectations. In addition, all statements regarding the expected financial impact of the integration of acquisitions, adoption of updated accounting standards and any expected effects of such adoption, intent to continue repurchasing shares of common stock, as well as other statements that are not strictly historic in nature, are forward-looking. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “should”, “plan”, “estimated”, “predict”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “target”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors, which may cause actual and future performance or the Company’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the impact of trade tariffs, import quotas or other trade actions, restrictions or measures taken by the United States, China, Mexico, the United Kingdom, member states of the European Union, and other countries, including the recent and ongoing potential changes in U.S. trade policies, that may be made by the current or a future presidential administration and changes in trade policies in other countries made in response to changes in the U.S. trade policies; the general impact of inflation on our business, including the impact on raw materials costs, elevated interest rates and increased energy costs and our ability to implement and maintain pricing actions that we have taken to cover higher costs and protect our margin profile; economic and business conditions in particular industries, markets or geographic regions, as well the potential macro-economic effects of the U.S. government federal deficit, and for continued inflation, a significant economic slowdown, stagflation or recession; the effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; supply chain disruptions and availability, costs and quantity of raw materials, purchased components, energy and freight; changes in demand for our products, market conditions, product quality, or product availability adversely affecting sales levels; our ability to effectively develop and introduce new products; changes in markets or competition adversely affecting realization of price increases; continued softness in the grid automation market of Utility Solutions and residential market of Electrical Solutions; failure to achieve projected levels of efficiencies, and maintain cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans; failure to comply with import and export laws; changes relating to impairment of our goodwill and other intangible assets; inability to access capital markets or failure to maintain our credit ratings; changes in expected or future levels of operating cash flow, indebtedness and capital spending; regulatory issues, changes in tax laws, and policies, including changes in current U.S. income tax rates, multijurisdictional implementation of the Organisation for Economic Co-operation and Development’s comprehensive base erosion and profit shifting plan, or changes in geographic profit mix affecting tax rates and availability of tax incentives; a major disruption in one or more of our manufacturing or distribution facilities or headquarters, including the impact of plant consolidations and relocations; changes in our relationships with, or the financial condition or performance of, key distributors and other customers, agents or business partners which could adversely affect our results of operations; the impact of productivity improvements on lead times, quality and delivery of product; anticipated future contributions and assumptions including increases in interest rates and changes in plan assets with respect to pensions and other retirement benefits, as well as pension withdrawal liabilities; adjustments to product warranty accruals in response to claims incurred, historical experiences and known costs; unexpected costs or charges, certain of which might be outside of our control; changes in strategy due to economic conditions or other conditions outside of our control affecting anticipated future global product sourcing levels; our ability to carry out future acquisitions and strategic investments in our core businesses as well as the acquisition-related costs; our ability to successfully manage and integrate acquired businesses, such as the acquisitions of Northern Star Holdings, Inc. (the Systems Control business), Alliance USAcqCo 2, Inc. (the Ventev business), Nicor, Inc. (the Nicor business), and Power Rose Acquisition, Inc. (the DMC Power business), as well as the failure to realize expected synergies and benefits anticipated when we make an acquisition due to potential adverse reactions or changes to business or employee relationships resulting from completion of the transaction, competitive responses to the transaction, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the acquired business, diversion of management’s attention from ongoing business operations and opportunities, and litigation relating to the transaction; the impact of certain divestitures, including the benefits and costs of the sale of the residential lighting business; the ability to effectively implement Enterprise Resource Planning systems without disrupting operational and financial processes; the ability of government customers to meet their financial obligations; political unrest and military actions in foreign countries, including trade tensions with China and the wars in Ukraine and the Middle East, as well as the impact on world markets and energy supplies and prices resulting therefrom; the impact of potential natural disasters or additional public health emergencies on our financial condition and results of operations; failure of information technology systems, cybersecurity breaches, cyber threats, malware, phishing attacks, break-ins and similar events resulting in unauthorized disclosure of confidential information or disruptions or damage to information technology systems that could cause interruptions to our operations or adversely affect our internal control over financial reporting; incurring significant and/or unexpected costs to avoid, manage, defend and litigate intellectual property matters; future repurchases of common stock under our common stock repurchase program; changes in accounting principles, interpretations, or estimates; failure to comply with any laws and regulations, including those related to data privacy and information security, environmental and conflict-free minerals; the outcome of environmental, legal and tax contingencies or costs compared to amounts provided for such contingencies, including contingencies or costs with respect to pension withdrawal liabilities; improper conduct by any of our employees, agents or business partners that damages our reputation or subjects us to civil or criminal liability; our ability to hire, retain and develop qualified personnel; adverse changes in foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; and other factors described in our Securities and Exchange Commission filings, including in the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements”, and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s Quarterly Reports on Form 10-Q. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. The Company disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 30, 2025, by and between Hubbell Incorporated and BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on October 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2025

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Senior Vice President, General Counsel and Secretary

4